EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Subjex Corporation does hereby certifythat:

(a) the Quarterly Report on Form 10-QSB of Subjex Corporation for the month ended March 31, 2007(the "Report") fully complies with the requirements of
Section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

(b) information contained in the Report fairly presents, in all material respects, the financial conditionand results of operations of Subjex Corporation

     Date: May 10, 2007           By:     /s/  Andrew D. Hyder
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                                          Andrew D. Hyder
                                          President & Chief Executive Officer